Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Invesco Growth Opportunities Portfolio

(the “Portfolio”)

Supplement dated May 10, 2018, to the Portfolio’s

Summary Prospectus dated May 1, 2018, as supplemented and amended to date

In the section entitled “Portfolio Summary: SA Invesco Growth Opportunities Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Matthew Hart Lead Portfolio Manager	2005
Justin Sander Portfolio Manager	2018

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.